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                        UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                     ________________________

                           FORM 8-K

                         CURRENT REPORT
  PURSUANT TO SECTION 13  OR 15(d) OF THE SECURITIES EXCHANGE
                          ACT OF 1934
                     ________________________
Date of Report (Date of earliest event reported) February 20,2008


               ASIA AUTOMOTIVE ACQUISITION CORPPORATION
       (Exact Name of Each Registrant as Specified in its Charter)


DELAWARE            333-127755          20-3022522

(State or other     (Commission File    (I.R.S. Employer
jurisdiction of     Number)             Identification
Incorporation or                        Number)
organization)


 199 PIERCE STREET, SUITE 202 BIRMINGHAM, MICHIGAN 48009
       (Address of principal executive offices)

                    (248) 593-8330
    (Registrant's telephone number, including area code)

                  ________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 {X} Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 { } Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 { } Pre-commencement communications pursuant to Rule 14d-
     2(b) under the Exchange  Act (17 CFR 240.14d-2(b))

 { } Pre-commencement communications pursuant to Rule 13e-
     4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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          AAAC ANNOUNCES 2008 ANNUAL GUIDANCE FOR

                 TONGXIN INTERNATIONAL, LTD.

NEW YORK, NY. February 20, 2008.PRNewswire-FirstCall/ -- AAAC
(OTCBB: AAAC-News), today announced its 2008 annual financial guidance for its wholly owned subsidiary Tongxin International, Ltd. ("TXI")


Earnings guidance is expected to reach $15M. TXI anticipates the Chinese light and commercial vehicle market will continue to grow between 25% and 30% and it will complete an add on acquisition by the end of 2008. The above guidance excludes one time costs associated with the merger between TXI and Hunan Tongxin Enterprise Co. Ltd., ("Hunan Tongxin"). Total common shares outstanding at the close of the merger with Hunan Tongxin are anticipated to be approximately 15,380,250 (diluted shares Treasury Method).

AAAC will discuss its 2008 annual financial guidance at a meeting today with investors at the Roth 20th Annual Growth Stock Conference. A live audio webcast of the presentation will be broadcast at the following link: http://www.wsw.com/webcast/roth16/aaac/ This link will also access a replay of the webcast approximately two hours after the presentation ends and will be available for the following 90 days. The presenter will be Bill Herren, chairman of AAAC.



Date: February 20, 2008


ASIA AUTOMOTIVE ACQUISITION CORPORATION

By: /s/ William R. Herren
---------------------------------------
William R. Herren
Chairman


By: /s/ Rudy Wilson
---------------------------------------
Rudy Wilson
Chief Executive Officer


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Exhibit

99.1 Press Release dated February 20, 2008


           AAAC ANNOUNCES 2008 ANNUAL GUIDANCE FOR

                 TONGXIN INTERNATIONAL, LTD.

NEW YORK, NY. February 20, 2008.PRNewswire-FirstCall/ -- AAAC
(OTCBB: AAAC-News), today announced its 2008 annual financial guidance for its wholly owned subsidiary Tongxin International, Ltd. ("TXI")


Earnings guidance is expected to reach $15M. TXI anticipates the Chinese light and commercial vehicle market will continue to grow between 25% and 30% and it will complete an add on acquisition by the end of 2008. The above guidance excludes one time costs associated with the merger between TXI and Hunan Tongxin Enterprise Co. Ltd., ("Hunan Tongxin"). Total common shares outstanding at the close of the merger with Hunan Tongxin are anticipated to be approximately 15,380,250 (diluted shares Treasury Method).

AAAC will discuss its 2008 annual financial guidance at a meeting today with investors at the Roth 20th Annual Growth Stock Conference. A live audio webcast of the presentation will be broadcast at the following link: http://www.wsw.com/webcast/roth16/aaac/ This link will also access a replay of the webcast approximately two hours after the presentation ends and will be available for the following 90 days. The presenter will be Bill Herren, chairman of AAAC.

Additional information regarding AAAC, Tongxin and Tongxin International is available in the Preliminary Proxy Statement/ Prospectus that AAAC filed with the Securities and Exchange Commission on February 7, 2008. A copy of the filing in its entirety is available at www.sec.gov.

Contacts: Bill Herren/Rudy Wilson: 248-593-8330